Disclosures about Fair Value of Financial Instruments and Concentrations of Credit Risk (Tables)	12 Months Ended
Dec. 31, 2011
Estimated Fair Values of Canon's Financial Instruments

The estimated fair values of Canon’s financial instruments at December 31, 2011 and 2010 are set forth below. The following summary excludes cash and cash equivalents, trade receivables, finance receivables, noncurrent receivables, short-term loans, trade payables and accrued expenses for which fair values approximate their carrying amounts. The summary also excludes investments which are disclosed in Note 2.

	December 31
	2011		2010
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
	(Millions of yen)
Long-term debt, including current installments	¥(7,070)	¥(7,053)	¥(9,260)	¥(9,245)
Foreign exchange contracts:
Assets	4,718	4,718	11,950	11,950
Liabilities	(2,610)	(2,610)	(913)	(913)